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                                                            Exhibit 99.9

                                                            Execution copy



                   COMMERCIAL RECEIVABLES PLEDGE AGREEMENT




                           DATED 11 FEBRUARY 2004




                                   BETWEEN




                            SOLUTIA EUROPE SA/NV

                                 AS PLEDGOR




                                     AND




                                 KBC BANK NV

                                 AS PLEDGEE



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                              TABLE OF CONTENTS

1.    DEFINITIONS........................................................4
2.    PLEDGE.............................................................5
3.    RECEIVABLES........................................................5
4.    COLLECTION OF RECEIVABLES AND NOTIFICATION.........................6
5.    REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.......................8
6.    CONTINUING SECURITY AND OTHER MATTERS.............................10
7.    ENFORCEMENT.......................................................11
8.    APPLICATION OF PROCEEDS...........................................11
9.    DISCHARGE OF THE PLEDGE...........................................11
10.   DUTIES OF THE PLEDGEE.............................................12
11.   RESPONSIBILITY OF THE PLEDGEE.....................................12
12.   EXPENSES..........................................................12
13.   NOTICES...........................................................12
14.   GENERAL...........................................................13

SIGNATORIES.............................................................15


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                   COMMERCIAL RECEIVABLES PLEDGE AGREEMENT

BETWEEN:

(1) SOLUTIA EUROPE SA/NV, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

         (the PLEDGOR);

AND:

(2) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises, under enterprise number 0462.920.226 and acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the PLEDGEE).

WHEREAS:

(A) The Pledgor and the Noteholders have agreed to amend and restate the Pledgor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Pledgor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Pledgor will enter into the Fiscal Agency Agreement dated 11 February 2004 among the Pledgor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor grant a receivables pledge to the Pledgee to secure its obligations to the Pledgee as provided herein and undertake the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Pledgee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Pledgor towards each of the Noteholders under the Notes and the other Credit Documents to which the Pledgor is party, and that accordingly the Pledgee will have its own independent right to demand performance by the Pledgor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the Receivables (as defined below) in favour of the Pledgee under the following terms (the AGREEMENT).

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THE PARTIES HAVE AGREED AS FOLLOWS:

1.       DEFINITIONS

1.1      DEFINITIONS

In this Agreement, unless the context otherwise requires:

         BANK ACCOUNTS means the bank and other accounts referred to in Clause 3.1 of this Agreement;

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11 February 2004 among the Pledgor, the Subsidiary
         Guarantors, the Pledgee and the Noteholders party thereto, as amended, modified or supplemented from time to time;

         FLOATING CHARGE AGREEMENT means the floating charge agreement (pand op handelszaak overeenkomst/contrat de gage sur fonds de commerce) dated on or about the date of this Agreement between the Pledgor and the Pledgee, as amended, modified or supplemented from time to time;

         GROUP means Solutia, Inc. and its Subsidiaries and Affiliates owned by Solutia, Inc. and its Subsidiaries;

         INSURANCE RECEIVABLES means the insurance receivables referred to in Clause 3.1 of this Agreement.

         INTRA-GROUP RECEIVABLES means the intra-group receivables referred to in Clause 3.1 of this Agreement and all sums owing to the Pledgor by other members of the Group referred to in Clause 3.1 of this Agreement;

         PLEDGE means the pledge of the Receivables created or arising pursuant to this Agreement;

         RECEIVABLES means the receivables referred to in Clause 3.1 of this Agreement and all sums owing to the Pledgor referred to in Clause
         3.1 of this Agreement;

         SECURED OBLIGATIONS means all present and future, actual and contingent indebtedness, obligations, and liabilities of the Pledgor to the Pledgee which may arise under, out of, or in connection with the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, or any other Credit Document to which the Pledgor is party;

         SUBSIDIARIES means an entity of which a Person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership and CONTROL for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise;

         TRADE RECEIVABLES means the trade receivables referred to in Clause 3.1(d) of this Agreement.

Unless otherwise defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

In this Agreement, each reference to a document will be deemed to be a reference to such document as amended and/or supplemented by the parties to such document from time to time.

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1.2      SUCCESSORS AND ASSIGNS

The expressions PLEDGEE, NOTEHOLDERS and PLEDGOR include their respective successors, and, in the case of the Pledgee, its nominee or such other Person as may from time to time be appointed Collateral Agent for the Noteholders and, in the case of the Noteholders, their respective transferees and assignees to whom any Note or any Secured Obligation shall have been transferred.

1.3      HEADINGS

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.       PLEDGE

The Pledgor hereby pledges, as a first ranking pledge (pand in eerste rang/gage en premier rang), the Receivables, owed to it to the Pledgee as security for the due performance of the Secured Obligations in accordance with the Law of 5 May 1872 on commercial pledges (the PLEDGE).

3.       RECEIVABLES

3.1      SCOPE

The Receivables are comprised of all claims (schuldvorderingen/creances), present or future, actual or contingent, owing to the Pledgor in connection with any of the following:

(a) Intra-group receivables. All sums owing to the Pledgor by other members of the Group on any account and of any nature whatsoever.

(b) Lawyers, bailiffs and claim collection agencies. All sums owing to the Pledgor from its lawyers, bailiffs or claim collection agencies in respect of any bad debt collection through such lawyers, bailiffs or claim collection agencies.

(c) Loans and guarantees. All sums owing to the Pledgor from any Person, and in particular from any affiliated company or associated company, on account of loans, advances (whether in current account or not) or other financial credits made or granted by the Pledgor, or on account of any recourse (whether by way of subrogation or otherwise) against any Person by reason of a guarantee or security given by such Pledgor for such Person's liabilities.

(d) Trade receivables. All sums owing to the Pledgor from its present or future customers in respect of goods and services supplied or to be supplied.

(e) Bank accounts. The balance from time to time, and as the case may be, the final closing balance of the bank accounts listed in
         Schedule 1-B, and any other account (whether a current account or a deposit account, or any other type of account) held by the Pledgor in any currency with any Person in Belgium or abroad.

(f) Insurance receivables. All sums owning to the Pledgor from any insurance company on account of any insurance policy (other than any life, health, group insurance or similar insurance policy), whether as insurance indemnities, refunds of premium or otherwise; provided that this Clause 3.1(f) shall not include any insurance receivable outstanding as of the date hereof the pledge of which would violate the insurance contract between Pledgor and the relevant insurance company.

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3.2      INFORMATION

(a) The Pledgor represents and warrants to the Pledgee that Schedule 1 to this Agreement, is, as of the date hereof, the accurate and complete list of all debtors and counter-parties against whom it has claims contemplated in Clause 3.1.

(b) The Pledgor undertakes to promptly (but in any event within 10 Business Days) deliver to the Pledgee after the occurrence of an Event of Default (or at such other time as the Pledgee may request) an up-to-date, accurate and complete list of all debtors and counter-parties against whom it has claims contemplated in Clause
         3.1. Such list shall include the name of the debtor or counter-party, its registered office or (if different) the address of its place of business with which the relevant claims are connected, and the nature of the claims concerned, and shall be delivered in a standard computer readable format.

(c) The Pledgor shall from time to time promptly upon request (but in any event within 10 Business Days) provide the Pledgee with the following data in a standard computer readable format:

         (i) a copy of all relevant contractual documentation in respect of any Receivable, provided that, unless an Event of Default has occurred and is continuing, such documentation is not subject to a confidentiality undertaking to which the Pledgor is bound;

         (ii) all relevant details of the amounts currently owing under any Receivable, provided that, unless an Event of Default has occurred and is continuing, such information is not subject to a confidentiality undertaking to which the Pledgor is bound;

         (iii) the amounts collected under any Receivable over the last twelve months; and

         (iv) such other data and information in relation to the Receivables as from time to time may be requested by the Pledgee, provided that, unless an Event of Default has occurred and is continuing, such data and information are not subject to a confidentiality undertaking to which the Pledgor is bound.

4.       COLLECTION OF RECEIVABLES AND NOTIFICATION

4.1      RECEIVABLES

(a) As long as no Event of Default shall have occurred and is continuing, the Pledgor shall be free to collect all amounts due under the Receivables as it sees fit provided that the Pledgor shall not be entitled to collect any amount under any Insurance Receivable in excess of EUR 1,000,000.

(b) The Pledgor shall notify, without delay and in any event no later than five (5) Business Days following the date hereof, the debtors and counterparties listed on Schedule 1-A against whom it currently holds Intra-Group Receivables of the fact that such Intra-Group Receivables owing or to be owed from them have been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such debtors' and counterparties' signed acknowledgements thereto no later than ten
         (10) Business Days following the date hereof. Each such notification shall be substantially in the form of Schedule 2 to this Agreement. With respect to each Intra-Group Receivable arising from debtors other than those listed in Schedule 1-A to this Agreement (as said Schedule 1-A may be supplemented from time to time pursuant to Clause 5.2 (e)) that the Pledgor acquires after the date hereof, the Pledgor shall notify, without delay and in any event no later than five (5)

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         Business Days following the date of such acquisition, the debtors and counterparties against whom it holds such Intra-Group Receivables of the fact that such Intra-Group Receivables owing from them have been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such debtors' and counterparties' signed acknowledgements thereto no later than ten (10) Business Days following the date of such acquisition. Each such notification shall be substantially in the form of Schedule 2 to this Agreement. For the avoidance of doubt, the Pledgee shall not have any obligation to obtain the debtors' and counterparties' signed acknowledgements itself.

(c) Upon the occurrence of an Event of Default that is continuing, the Pledgor shall immediately notify the debtors and counter parties against whom it holds Trade Receivables of the fact that the Trade Receivables owing from them have been pledged to the Pledgee pursuant to this Agreement, and that such Receivables may only be discharged by payment to the Pledgee. Such notification shall be substantially in the form of Schedule 3 to this Agreement.

(d) As long as no Event of Default shall have occurred and is continuing, the Pledgor shall be free to operate the Bank Accounts and to collect any amounts due to it with respect to the Bank Accounts. The Pledgor shall notify, without delay and in any event no later than five (5) Business Days following the date hereof, the Persons listed on Schedule 1-B at which it currently maintains Bank Accounts of the fact that such Bank Accounts have been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such Persons' signed acknowledgements thereto no later than ten (10) Business Days following the date hereof which shall include a waiver of set-off or pledge and the benefit of any 'unicity of account' or similar provision, except with respect to the payment of its customary fees and commissions in connection with ordinary course banking services. Each such notification shall be substantially in the form of Schedule 4 to this Agreement. With respect to each Person other than as listed in Schedule 1-B (as said Schedule 1-B may be supplemented from time to time pursuant to Clause 5.2 (e)) at which the Pledgor maintains any other Bank Account after the date hereof, the Pledgor shall notify, without delay and in any event no later than five (5) Business Days following the date it opens such Bank Account, such Persons of the fact that such Bank Accounts have been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such Persons' signed acknowledgements thereto no later than ten (10) Business Days following the date such Bank Accounts are opened which shall include a waiver of set-off or pledge and the benefit of any 'unicity of account' or similar provision, except with respect to the payment of its customary fees and commissions in connection with ordinary course banking services. Each such notification shall be substantially in the form of Schedule 4 to this Agreement. For the avoidance of doubt, the Pledgee shall not have any obligation to obtain the signed acknowledgement (including a waiver of set-off or pledge) and the benefit of any "unicity of account" or similar provision itself.

(e) The Pledgor shall notify, without delay and in any event no later than ten (10) Business Days following the date hereof, the counterparties to the insurance contracts listed on Schedule 1-C of the fact that any Insurance Receivable owed or to be owed under such insurance contracts has been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such counterparties' signed acknowledgements thereto no later than twenty (20) Business Days following the date hereof. Each such notification shall be substantially in the form of Schedule 5 to this Agreement. With respect to any Insurance Receivables owed or to be owed under insurance contracts other than those listed in Schedule 1-C to this Agreement (as said Schedule 1-C may be supplemented from time to time pursuant to Clause 5.2
         (e)) that the Pledgor enters into after the date hereof that are subject to Clause 3.1(f), the Pledgor shall notify, without delay and in any event no later than ten (10) Business Days following the date of such entering into such insurance contracts, the

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         counterparties to such insurance contracts of the fact that such
         Insurance Receivables owing or to be owed from them have been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such counterparties' signed acknowledgements thereto no later than twenty (20) Business Days following the date of such entering into such insurance contracts. Each such notification shall be substantially in the form of Schedule 5 to this Agreement. For the avoidance of doubt, the Pledgee shall not have any obligation to obtain the counterparties' signed acknowledgements itself.

(f) The Pledgor shall provide the Pledgee without delay with a copy of any notification given pursuant to this Clause 4.1, together with the adequate evidence of such notification having been sent and received. For the avoidance of doubt, the Pledgee shall not have any obligations to investigate or verify whether the Pledgor has complied with any of its notification obligations.

(g) The Pledgee may give any notice required to be given pursuant to this Clause 4.1 if the Pledgor has not given such notice within five (5) or ten (10) Business Days as the case may be after the Pledgor is required or at any time following the occurrence and during the continuance of an Event of Default. For this purpose, the Pledgor will deliver to the Pledgee simultaneously with the execution of this Agreement, notifications in the form of Schedules 2, 3, 4 and 5 to this Agreement, duly printed on its letterhead and duly executed the Pledgor. Each notification made by the Pledgee in accordance with this Clause 4.1 may be accompanied by a photocopy of such notification. The Pledgee shall not be obligated to give any notice in accordance with this clause, except upon instructions of the Requisite Noteholders.

4.2      RESPONSIBILITY OF THE PLEDGEE

The Pledgee shall have no responsibility in connection with the perfection measures contemplated in this Clause 4 except for its gross negligence (grove fout/faute grave) or wilful misconduct.

5.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

5.1      REPRESENTATIONS AND WARRANTIES

Without prejudice and in addition to the representations and warranties of the Pledgor under the other Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee and undertakes during the subsistence of this Agreement as follows:

(a) it is a corporation duly incorporated and validly existing under the laws of Belgium and is not in liquidation, with the power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and that all corporate and other actions required to authorise the execution and performance of this Agreement have been duly taken;

(b) it owns the Receivables free and clear of any Liens, except for Permitted Liens;

(c) as of the date hereof, none of the Receivables is subject to any seizure or enforcement measure;

(d) all Receivables are capable of being pledged hereunder without the consent of their respective debtors or counter-parties;

(e) the Pledgor has satisfied itself that it is in its own interest to grant this Pledge for the due performance of the Secured
         Obligations;

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(f)      this Agreement does not violate any law or regulation applicable to it as of the date hereof, its constitutional documents or any material contractual or other obligation binding upon it, that would prevent it from pledging the Receivables;

(g) Schedule 1-A, as said Schedule 1-A may be supplemented from time to time pursuant to the provisions of Clause 5.2(e), contains a true, accurate and complete list of the names and addresses of all the debtors and counterparties against whom it currently holds Intra-Group Receivables and Trade Receivables; Schedule 1-B, as said Schedule 1-B may be supplemented from time to time pursuant to the provisions of Clause 5.2(e), contains a true, accurate and complete list of the names and addresses of all Persons at which the Pledgor currently maintains Bank Accounts; and all information provided pursuant to Clause 3.2 of this Agreement is or will be accurate and complete;

(h) the Pledge creates a valid and first ranking pledge of the Receivables subject to no prior Lien created by Pledgor, except for the pledge on the business created pursuant to the Floating Charge Agreement and Permitted Liens imposed by mandatory operation of law; and

(i) no floating charge (gage sur fonds de commerce/pand op handelszaak) or similar foreign law security exists on its business, nor any mandate with a view to the creation hereof, except for the floating charge created pursuant to Floating Charge Agreement.

5.2      UNDERTAKINGS

(a) The Pledgor shall procure that no executory seizure (saisie execution/uitvoerend beslag) is made on the Receivables, and that any conservatory seizure (saisie conservatoire/bewarend beslag) thereon is lifted within 60 days of it first being made.

(b) The Pledgor shall co-operate with the Pledgee and the Noteholders and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the pledge of the Receivables, under Belgian law, and to carry out the provisions and purposes of this Agreement. The Pledgee shall not be obligated to request any action under this Clause (b) except upon written instructions from the Requisite Noteholders.

(c) The Pledgor shall not (i) dispose of the Receivables, except for their collection in the ordinary course of business and for the purpose of enforcement in accordance with the provisions of this Agreement, (ii) create any other Lien in respect of the Receivables (irrespective of whether ranking behind the pledge created hereby), nor (iii) permit the existence or the subsistence of any such Lien, except Permitted Liens.

(d) The Pledgor shall not take any steps, including without limitation to the exercise of any right it has under any agreement under which the Receivables arise, which may jeopardise or material adversely affect the security interest constituted in this Agreement.

(e) Without delay and in any event no later than five (5) Business Days following the date of acquisition of an Intra-Group Receivable arising from a debtor or counterparty that is not listed on
         Schedule 1-A (as supplemented from time to time), the Pledgor shall deliver a written notice to the Pledgee, setting forth the name and address of such additional debtor or counterparty (it being understood that such written notice shall be deemed to supplement
         Schedule 1-A annexed hereto for all purposes of this Agreement); without delay and in any event no later than five (5) Business Days following the date that the Pledgor opens any Bank Account at a Person that is not listed on Schedule 1-B (as supplemented from time to time), the Pledgor shall deliver a written notice to the Pledgee, setting forth the name and address of such Person and the account number of such Bank Account (it being understood that such

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         written notice shall be deemed to supplement Schedule 1-B annexed hereto for all purposes of this Agreement); and without delay and in any event no later than five (5) Business Days following the date that the Pledgor enters into an insurance contract with a Person that is not listed on Schedule 1-C (as supplemented from time to time) and that is subject to Clause 3.1(f), the Pledgor shall deliver a written notice to the Pledgee, setting forth the name and address of such Person and the contract number of such insurance contract (it being understood that such written notice shall be deemed to supplement Schedule 1-C annexed hereto for all purposes of this Agreement).

6.       CONTINUING SECURITY AND OTHER MATTERS

6.1      CONTINUING SECURITY

(a) This Pledge shall be a continuing security for the due performance of the Secured Obligations, and shall remain in force until expressly released in accordance with Clause 9 of this Agreement.

(b) This pledge shall not be discharged by the entry of any Secured Obligations into any current account, in which case this Pledge shall secure any provisional or final balance of such current account up to the amount in which the Secured Obligations were entered therein.

(c) This Pledge shall not be discharged or in any way prejudiced or affected by any change in the constitution or status of the Pledgor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Pledgor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Pledgor or any other Person.

(d) The Pledgee or, as the case may be, Requisite Noteholders may be, may at any time without discharging or in any way affecting this Pledge (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, and (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, and (f) apply any payment received from the Pledgor or for its account towards the Secured Obligations or any other obligations of the Pledgor of the Pledgee's choice.

6.2      RIGHTS ADDITIONAL

All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

6.3      PRESERVATION OF SECURITY IN THE EVENT OF NOVATION

In accordance with article 1278 of the Belgian Civil Code and without prejudice to the scope of the Secured Obligations, the Pledgor and the Pledgee agree that in the event of novation of all or any part of the Secured Obligations or the change or replacement of the Pledgee or the Pledgor, this Pledge will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as novated and in favour of the Pledgee or a new pledgee.

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7.       ENFORCEMENT

7.1 Following the occurrence of an Event of Default that is continuing, the Pledgee shall in particular have the right, subject to the Collateral Agency Agreement and the Terms and Conditions of Notes, to:

         (i) enforce the Pledge in respect of any or all of the Receivables, in accordance with applicable legal provisions; and

         (ii) apply any payments which may be received or receivable by the Pledgee in respect of the Receivables to satisfaction of the Secured Obligations and as provided in the Collateral Agency Agreement; and

         (iii) exercise all rights and remedies it possesses, and to act generally in relation to the Receivables in such manner as it shall determine within the limit of the applicable law and its rights under this Agreement.

7.2 The Pledgee shall give the Pledgor not less than five (5) Business Days notice prior to the time that it first initiates legal action to enforce its remedies under this Agreement; provided that the Pledgee shall not be required to give notice pursuant to this sentence on more than one occasion subject to mandatory law requirements.

7.3 The Pledgee shall have no responsibility in connection with the enforcement measures of the Pledge under this Agreement, except in case of its gross negligence (grove fout/faute grave) or wilful misconduct.

8.       APPLICATION OF PROCEEDS

8.1 All monies received by the Pledgee after the Pledge has become enforceable shall be applied towards satisfaction of the Secured Obligations, including any costs and expenses of the Pledgee in accordance with Clause 4.1 of the Collateral Agency Agreement, but without prejudice to the rights of the Pledgee to recover any shortfall from the Pledgor.

8.2 Should the proceeds of the enforcement of the Pledge be greater than the outstanding amount of the Secured Obligations, the Pledgee shall pay to the Pledgor any such excess.

9.       DISCHARGE OF THE PLEDGE

9.1 This Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgee.

9.2 The Pledgee shall in accordance with the Collateral Agency Agreement, grant an express release of this Pledge without delay upon demand of the Pledgor, as soon as all Secured Obligations shall have been fully and finally discharged.

9.3 Any release or discharge of the Pledge shall be null and void and without effect if any payment received by the Pledgee and applied towards satisfaction of all or part of the Secured Obligations

         (a) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (b)      becomes repayable by the Pledgee to a third party; or

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         (c)      proves not to have been effectively received by the
                  Pledgee;

         and the Pledgee shall be entitled to enforce the pledge as if such release or discharge had not occurred.

10.      DUTIES OF THE PLEDGEE

The Pledgee shall not be liable for any acts or omissions with respect to the Receivables pledged hereunder or the enforcement or the losses arising in connection with the exercise of any of its rights, powers and discretions hereunder, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Pledgee. The Pledgee shall not be under any obligation to the Pledgor to take any steps necessary to preserve any rights in the Receivables against any other parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations. If any such expenses are borne by the Pledgee, the Pledgor shall on first demand reimburse the Pledgee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

11.      RESPONSIBILITY OF THE PLEDGEE

The Pledgee shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in this Agreement;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with this Agreement; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of this Agreement.

12.      EXPENSES

All expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Receivables,
(iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof, shall be borne by the Pledgor. All other expenses and duties reasonably incurred in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge and the granting of any release, shall be borne by the Pledgor. The Pledgor shall on first demand reimburse the Pledgee for any such expenses or duties paid by them, and the same shall be part of the Secured Obligations.

13.      NOTICES

13.1     COMMUNICATION IN WRITING

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

13.2     ADDRESSES

The address(es) and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is that identified with its name below or any

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other substitute address(es), fax number or department or officer as any party may notify to the other parties by not less than five Business Days' notice.

THE PLEDGOR:      Solutia Europe SA/NV
                  Boondaelse Steenweg 6
                  B-1050 Brussels
                  Belgium

                  Parc Scientifique Fleming
                  Rue Laid Burniat 3
                  B-1348 Louvain-la-Neuve
                  Belgium

                  Fax: +32 10 48 12 24
                  Attention: Legal Department

THE PLEDGEE:      KBC Bank NV
                  Havenlaan 12
                  B-1080 Brussels
                  Belgium

                  Fax: +32 2 429 4920
                  Attention: Mr. Dirk De Bleser

13.3     DELIVERY

Any communication or document made or delivered by one Person to another under or in connection with this Agreement will only be effective:

(a)      by way of fax, when received in legible form;

(b) if by way of letter, when it has been left at the relevant address(es) with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

(c) and, if a particular department or officer is specified as part of its address details provided under Clause 13.2 (Addresses), if addressed to that department or officer.

13.4     ENGLISH LANGUAGE

This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement. Without prejudice to any other procedural rule applicable to any dispute, any notice given under or in connection with this Agreement must be in English.

14.      GENERAL

14.1     NO WAIVER

No failure or delay by the Pledgee in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

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14.2     SEVERABILITY

Each of the provisions of this Agreement is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and which in its economic effect comes as close as practicable to the provision being replaced.

14.3     DELEGATION OF POWERS

The Pledgee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such Person as the Pledgee in its absolute discretion may think fit.

14.4     BENEFIT OF THIS AGREEMENT

This Agreement shall be binding on, and inure for the benefit of, the Pledgor and the Pledgee and their respective successors and assigns.

14.5     ASSIGNMENT

The Pledgor may not assign or transfer any of its rights or obligations under this Agreement, save prior agreement in writing of the Pledgee.

14.6     EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE PLEDGOR

A certificate by the Pledgee as to the amount and the terms and conditions of the Secured Obligations owing to the Pledgee from the Pledgor is, prima facie evidence of the matters to which it relates.

14.7     GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with Belgian law.

14.8     JURISDICTION

All disputes arising in connection with this Agreement shall be settled by the courts of Brussels, without prejudice to the rights of the Pledgee to take legal action before any other court of competent jurisdiction.


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                                 SIGNATORIES

Made in 3 originals, of which one will be held by the Pledgor, one will be held by counsel to the ad hoc committee of Noteholders and one will be held by the Pledgee, on 11 February 2004.

SOLUTIA EUROPE SA/NV
AS PLEDGOR



/s/ Kristel DeRoover
--------------------
Name: Kristel DeRoover
Title: Attorney




KBC BANK NV
AS PLEDGEE



/s/ Dirk De Bleser
--------------------
Name: Dirk De Bleser
Title: Head Operations
  & Accounting

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